EXHIBIT 99.2

Talk America

First Quarter 2004 Earnings Call
April 27, 2004

Forward Looking Statement

Please Note: Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are identified by the use of forward-looking words or phrases, including, but not limited to, "estimates," "expects," "expected," "anticipates," "anticipated," and "targets". These forward-looking statements are based on our current expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to have been correct. Forward-looking statements involve risks and uncertainties and our actual results could differ materially from our expectations.

For a discussion of these risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the discussions contained in our Annual Report on Form 10-K for the year-ended December 31, 2003, filed March 12, 2004, and our reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission from time to time. We undertake no obligation to update our forward-looking statements.

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Introduction

Ed Meyercord

Chief Executive Officer

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Executing Our Strategy

"Customer First" Business Strategy

Customer Base

- 623,000 Bundled Lines
- 211,000 LD Customers
- Highly Profitable

Networking

- 1,500 Lines on Network
- Expanding to 7 Colocation Sites
- Next Generation Technology

New Services

- Enhanced Voicemail Platform
- Expanded ISP Offering in Q2
- DSL Targeted for Q4

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Bundled Customer Growth

Actual data
Estimated data
402
443
495
557
623
673
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004

Bundled Lines

(in 000's)

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Diverse Marketing Channels

Media
5%
Online
10%
Telemarketing
35%
Referrals
20%
Agents
15%
Direct Mail
15%

FOURTH QUARTER

Media
5%
Online
10%
Telemarketing
30%
Referrals
20%
Agents
10%
Direct Mail
25%

FIRST QUARTER

Gross Adds By Channel

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Stable Customer Turnover

4.6%
5.1%
4.8%
4.8%
5.0%
4.9%
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Year 2004
Monthly Customer Turnover
Actual data
Estimated data

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Networking Initiative

- 1,500 Lines on Network
- Building out 7 Colocations in Detroit Market
- Proving Out Networking Model Assumptions
- New Opportunities Emerging
  - Packet Switching
  - Wholesale Opportunities
- On Track With OSS Development

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New Service Rollout

- Initiating Voicemail with stutter tone nationwide in Q2
- Launching improved Dial-Up products in Q2
  - Standard Dial-Up $9.95 (up to 56k)
  - Turbo Dial-Up $14.95 (up to 5X faster than standard)
- Trialing DSL in Q4 using wholesale vendor
  - Standard DSL $29.95 (768K download/128K upload)
  - Turbo DSL $34.95 (1.5M download/ 128K upload)
- Targeting 40-45% gross margin

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Financial Review

David Zahka

Chief Financial Officer

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Financial Highlights

($ in millions)	First Quarter 2003	First Quarter 2004	
Total Revenues	$87.8	$109.3	Up 25%
Bundled Revenues	$60.2	$91.7	Up 52%
Net Income	$7.8 (1)	$8.4	Up 8%
Net Debt	$58.8	$3.4	Down 94%

(1) Adjusted for gain on debt repurchase

Strong Financial Performance in Q1 2004

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Bundled Revenue Growth

High Growth Bundled Revenue Driven by Expanding Base and Stable ARPU

Bundled Revenue ($ in millions)
$60.2
$67.7
$72.4
$81.0
$91.7
$97.5
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004e

- High growth – up 52% from Q1 2003
- Improved mix – over 84% of total revenues
- Expect growth to continue
- Market share opportunities

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Stable Customer Revenues

Successful Penetration of Nationwide Plan Will Keep ARPU Stable

Average Revenue Per Month (ARPU)

$54.57
$52.65
$51.10
$51.38
$51.83

- Expect ARPU to remain stable at $51 level
- Plan mix likely to offset reduction in access revenues
- Customers save money at these ARPU levels

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Stable Bundle Gross Margins

Pricing Flexibility Yields Margin Stability

Adjusted Gross Margin (%)

46.6%
52.0%
49.6%
48.7%
48.4%
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004

- Targeted gross margins for new customers at 47%
- Realized gross margins in excess of target

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Uses of Free Cash Flow

- Pay Down Debt
- Facilities Deployment
- Potential Share Repurchases

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2004 Financial Guidance

	Q2 2004	2004
Billed Local Lines	668-678	775 - 800
Revenues:		
- Bundled	$95 - $100	$400 - $415
- Long Distance	$14 - $16	$50 - $60
Total	$109 - $116	$450 - $475
Net Income	$7 - $9	$35 - $37
Fully Diluted EPS	$0.24 - $0.31	$1.18 - $1.25

Cash earnings per share higher than fully diluted EPS…NOLs shield pre-tax income

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Talk America Holdings, Inc.

1st Quarter 2004
Non-GAAP Reconciliations

Talk America Holdings, Inc.
First Quarter 2004
Non-GAAP Reconciliations

Non-GAAP Financial Measures:

The Non-GAAP financial measures that we use in this presentation are listed below. We have included, in the schedules accompanying this presentation, reconciliations of all Non-GAAP financial measures in the presentation to the most directly comparable GAAP measures in our financial statements.

Adjusted Fully Diluted EPS is defined as earnings per share calculated based on Adjusted Net Income.

Adjusted Net Income is defined as net income as adjusted for gain on debt purchases.

Free Cash Flow is defined as cash from operating activities, less capital expenditures and capitalized software development costs.

Net Debt is defined as total long-term debt and short-term debt, less cash and cash equivalents.

Adjusted Gross Margin is defined as revenues less network and line costs.

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Talk America Holdings, Inc.
First Quarter 2004
Non-GAAP Reconciliations

Adjusted Net Income
($ in thousands)
	1Q04	1Q03

Net Income - Reported	$8,356	$9,126
Gain on Debt Repurchase	-	(1,311)

Adjusted Net Income	$8,356	$7,815

Adjusted Fully Diluted EPS
($)
	1Q04	1Q03

Fully Diluted EPS - Reported	$0.29	$0.32
Gain on Debt Repurchase	-	(0.04)

Adjusted Fully Diluted EPS	$0.29	$0.28

Fully Diluted Shares Outstanding	28,862	29,940

Tax Rate:	37.6%	39.1%

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Talk America Holdings, Inc.
First Quarter 2004
Non-GAAP Reconciliations

Adjusted Gross Margin
($ in thousands)
	1Q04

	Bundled	LD Only	Total

Revenues - Reported	$91,712	$17,609	$109,321
Network & Line Cost - Reported	47,315	6,905	54,220

Adjusted Gross Margin	$44,397	$10,704	$55,101

Adjusted Gross Margin (%)	48.4%	60.8%	50.4%

	1Q03

	Bundled	LD Only	Total

Revenues - Reported	$60,173	$27,670	$87,843
Network & Line Cost - Reported	32,104	11,780	43,884

Adjusted Gross Margin	$28,069	$15,890	$43,959

Adjusted Gross Margin (%)	46.6%	57.4%	50.0%

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Talk America Holdings, Inc.
First Quarter 2004
Non-GAAP Reconciliations

Net Debt
($ in thousands)
	1Q04	4Q03	1Q03

Total Debt	$33,148	$48,597	$87,888
Cash	(29,749)	(35,242)	(29,046)

Net Debt	$3,399	$13,355	$58,842

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Talk America Holdings, Inc.
First Quarter 2004
Non-GAAP Reconciliations

Free Cash Flow
($ in thousands)
	1Q04	1Q03

Cash from Operations	$11,872	$14,609
Less: Capital Expenditures	(1,220)	(2,691)
Less: Capitalized Software	(811)	(663)

Free Cash Flow	$9,841	$11,255

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